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                                                                        EX-10-1

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BANCO POPULAR                                 Banco Popular De Puerto Rico
                                              PO Box 362708
                                              San Juan, Puerto Rico 00936-2708
                                              Telefonos (809) 765-9800, 751-9800

May 31, 1996


Mr E. Merle Randolph
Vice President
Wallace International de PR, Inc.                    AMENDED
175 McClellan Highway
East Boston, Massachusetts  02128

Dear Mr. Randolph:

We are pleased to confirm that Banco Popular de Puerto Rico ("the Bank") has approved an increase in the line of credit of Wallace International de PR, Inc. ("the Borrower") subject to the terms and conditions outlined below:

AMOUNT            :        $10,000,000

TYPE              :        Revolving line of credit.

PURPOSE           :        Funds will be used for working capital needs of
                           Wallace International de PR, Inc. or of its parent company, Wallace International Silversmiths, Inc.
                           and/or its ultimate parent company, Syratech
                           Corporation.

REPAYMENT         :        Revolving.

INTEREST RATE     :        Interest rate on the notes to be set on the day an
                           advance is made based on LIBOR plus 1.75%, or if the Borrower so chooses, pricing will be based on the Bank's Prime Rate less .25% fluctuating concurrently with any changes in the Bank's Prime Rate from time to time. Interest to be paid monthly in arrears on a 360 days basis.

BROKEN                     Upon at least 30 days prior written notice, Wallace
FUNDING RATE      :        PR may prepay the note, in whole or in part, with
                           accrued interest without a prepayment penalty on
                           repricing dates only. Should it elect to prepay on a
                           date other than a repricing date, it shall reimburse
                           for any applicable funding losses the Bank may incur
                           as a consequence of redeploying such funds. Each
                           partial prepayment shall be made in an aggregate
                           amount not less than $50,000 and shall be applied on
                           the unpaid installments in the inverse order of
                           maturities.
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Mr. E. Merle Randolph
May 31, 1996
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MATURITY          :        May 31, 1997.

TENOR             :        Short term notes up to 90 days.

SECURITY/COLLATERAL:

         1. Unlimited and Continuous Guaranties from Wallace International Silversmiths, Inc., Towle Manufacturing Company and Syratech Corp.

         2. Wallace de PR will not encumber its silver inventory located at the Wallace International de PR, Inc. facilities in San German, Puerto Rico. (Negative pledge of assets).

OTHER TERMS AND CONDITIONS:

         1. Apply the proceeds of the loan for the specific purposes as herein agreed to by the borrower and the Bank and make punctual payments.

         2.       Preserve Corporate existence and going concern status.

         3. Submit annual audited financial statements of Borrower and Guarantors within one hundred and twenty (120) days after close of fiscal year end.

         4.       Comply with all applicable statures, laws and regulations.

         5. Any legal expenses incurred in connection with the drafting, execution and registration of legal documents shall be paid by the Borrower.

All other terms and conditions specified on the Line of Credit Agreement dated January 23, 1993 shall remain in full force and effect.

The above shall not be construed as a line of credit agreement, its sole purpose being to advise you of the credit facilities that we have at the disposal to Wallace International de PR, Inc., with the terms and conditions thereof, conditioned upon preparation, execution and delivery of an amended line of credit agreement and other documentation typical of this type of financing as required by the Bank.
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Mr. E. Merle Randolph
May 31, 1996
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Kindly note that we will be at your disposal to clarify any questions pertaining to the foregoing transaction at your convenience.


Cordially,


Janice A. Vazquez
Relationship Officer
Corporate Banking Division

TERMS AND CONDITIONS AGREED AND ACCEPTED:
WALLACE INTERNATIONAL DE PR, INC.


/s/  E. Merle Randolph
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Authorized Signature



c. Leda. Ana Rivera